UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

June 22, 2021

GLOBAL LEADERS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-251324	00-0000000
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit 512, InnoCentre

72 Tat Chee Avenue,

Kowloon Tong, Hong Kong

(Address of principal executive offices)

(852) 8102 3633

(Registrant’s telephone number, including area code)

(Former Name or former address if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02 Departure of Directors or Certain Officers: Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 22, 2021, the Board of Directors of Global Leaders Corporation (the “Company”), received notification from Cheung Yiu Chung Bruce (“Mr. Cheung”) that effective on June 22, 2021, he would resign as a director of the Company. Mr. Cheung’s resignation was not due to a disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

On June 22, 2021, the Company received notification from Yip Hoi Hing Peter (“Mr. Yip”) that effective on June 22, 2021, he would resign as Chief Executive Officer of the Company. Mr. Yip’s resignation was not due to a disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

On June 22, 2021, the Company appointed Leung Chi Chung Michael (“Mr. Leung”) as Chief Executive Officer and a director of the Company.

Mr. Leung, age 60, has over 30 years of experience in global business, deal-making, private equity investments, mergers and acquisitions (M&A), initial public offerings (IPOs) and financial restructuring. He was the first ever Asian ethnic as Member of the Board of Trustees - Ottawa University during 1994-1999. He was commended the Distinguished Alumnus Award in 1996 and the Honorary Ambassador of Business School in 2019 by his alma mater, respectively.

Mr. Leung is a life-member of the Stanford University Graduate School of Business Alumni Association. He has a master’s degree in business administration with High Honors in 1991.

Mr. Leung does not have any family relationships with any of the Company’s directors or executive officers, or any person nominated or chosen by the Company to become a director or executive director. Mr. Leung is not a party to any transactions listed in Item 404(a) of the Regulation S-K. Mr. Leung does not own any securities of the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 23, 2021

Global Leaders Corporation

/s/ Yip Hoi Hing Peter
By:	Yip Hoi Hing Peter
Title:	Chief Financial Officer, President, Director, Secretary and Treasurer (Principal Executive Officer)

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